                                                                   EXHIBIT 10.14

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                          BIOMIMETIC THERAPEUTICS, INC.

                        2005 EMPLOYEE STOCK PURCHASE PLAN

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                                TABLE OF CONTENTS

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Section 19.   Adjustments Upon Changes in Capitalization, Dissolution,

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                          BIOMIMETIC THERAPEUTICS, INC.

                        2005 EMPLOYEE STOCK PURCHASE PLAN

     Section 1. Purpose. The purpose of the BIOMIMETIC THERAPEUTICS, INC. 2005
EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is to promote the interest of
BioMimetic Pharmaceuticals, Inc., a Delaware corporation (the "Company") and its stockholders by providing employees of the Company and its Designated
Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. By encouraging stock ownership, the Company seeks to attract, retain and motivate employees and to encourage them to devote their best efforts to the business and financial success of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock
Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that section of the Code.

     Section 2. Definitions. For purposes of the Plan, the following capitalized terms shall have the following meanings:

          2.1 "Board of Directors" or "Board" means the Board of Directors of the Company.

          2.2 "Code" means the Internal Revenue Code of 1986, as amended.

          2.3 "Committee" means the committee to be selected by the Board, and shall consist solely of two or more Board members who are not employees of the Company or any Subsidiary unless otherwise determined by the Board. If the Committee does not exist, or for any other reason determined by the
     Board, the Board shall be considered the Committee and may take any action under the Plan that would otherwise be the responsibility of the Committee.

          2.4 "Common Stock" means the common stock, $0.01 par value, of the
     Company.

          2.5 "Company" means BioMimetic Pharmaceuticals, Inc. and any
     Designated Subsidiary of the Company.

          2.6 "Compensation" means all base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

          2.7 "Designated Subsidiary" means any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          2.8 "Employee" means any individual who is an employee of the Company as the term is used in Treasury Regulation Section 1.423-2(e) and described in Treasury Regulation Section 1.421-1(h); PROVIDED, HOWEVER, EMPLOYEES WHO
     HAVE BEEN

     EMPLOYED LESS THAN ONE YEAR, EMPLOYEES WHOSE CUSTOMARY EMPLOYMENT WITH THE
     COMPANY IS TWENTY (20) HOURS OR LESS PER WEEK, AND EMPLOYEES WHOSE
     CUSTOMARY EMPLOYMENT WITH THE COMPANY IS FOR NOT MORE THAN FIVE (5) MONTHS
     IN ANY CALENDAR YEAR SHALL NOT BE DEEMED EMPLOYEES FOR THE PURPOSES OF THIS
     PLAN. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds
     90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          2.9 "Enrollment Date" means the first Trading Day of each Offering
     Period.

          2.10 "Exercise Date" means the last Trading Day of each Offering
     Period.

          2.11 "Fair Market Value" means, as of any date, the value of Common
     Stock determined as follows:

               2.11.1 If the principal market for the Common Stock is a national securities exchange or the NASDAQ stock market, then the "Fair Market
          Value" as of that date shall be the mean between the lowest and highest reported sale prices of the Common Stock on that date on the principal exchange or market on which the Stock is then listed or admitted to trading.

               2.11.2 If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the
          Common Stock is not quoted on the NASDAQ stock market, the average between the highest bid and lowest asked prices for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

               2.11.3 If the day is not a business day, and as a result,
          paragraphs 2.11.1 and 2.11.2 above are inapplicable, the "Fair Market
          Value" of the Stock shall be determined as of the next earlier business day. If paragraphs 2.11.1 and 2.11.2 above are otherwise inapplicable, then the "Fair Market Value" of the Stock shall be as determined in good faith by the Committee.

          2.12 "Highly Compensated Employee" has the same meaning as the term is used in Section 414(q) of the Code.

          2.13 "Offering Periods" means the period of approximately three (3)
     months during which an option shall be granted and may be exercised pursuant to the Plan, commencing on the first Trading Day on or after
     January 1st, April 1st, July 1st and October 1st of each year and terminating on the last Trading Day in the periods ending 3 months later from each beginning date; provided, however, that the first Offering Period under the Plan shall commence on the first Trading Day of the first January
     1st, April 1st, July 1st or October 1st which occurs after the closing of an initial public offering of the Company and shall end on the first
     Trading Day on or after three months after such

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     commencement date. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          2.14 "Plan" means this 2005 Employee Stock Purchase Plan.

          2.15 "Purchase Price" means 85% of the Fair Market Value of a share of
     Common Stock on the Enrollment Date or on the Exercise Date of the current
     Offering Period, whichever is lower; provided however, that the Purchase
     Price may be adjusted by the Board pursuant to Section 20.

          2.16 "Reserves" means the number of shares of Common Stock covered by each option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the
     Plan but not yet placed under option.

          2.17 "Subsidiary" has the meaning set forth for "subsidiary corporation" in Section 424(f) of the Code, whereby a Subsidiary means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.18 "Trading Day" means a day on which national stock exchanges and the NASDAQ System are open for trading.

     Section 3. Eligibility.

          3.1 Any Employee who shall be employed by the Company on a given
     Enrollment Date shall be eligible to participate in the Plan.

          3.2 Notwithstanding any provision of the Plan to the contrary, no
     Employee shall be granted an option under the Plan: (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the
     Code) would own stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the stock of the Company or of any Subsidiary; or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand
     Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     Section 4. Offering Periods. The Plan shall be implemented by consecutive
Offering Periods with a new Offering Period commencing and ending as set forth in Section 2.13, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof;
provided, however, that the first Offering Period under the Plan shall commence pursuant to Section 2.13. The Board shall have the power to change the

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duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first
Offering Period to be affected thereafter.

     Section 5. Participation.

          5.1 An eligible Employee may become a participant in the Plan by completing a Subscription Agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

          5.2 Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date after the Company receives the participant's Subscription Agreement and shall end on the last payroll in the Offering Period to which such Subscription Agreement is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     Section 6. Payroll Deductions.

          6.1 At the time a participant files his or her Subscription Agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding fifteen (15%) of the
     Compensation that he or she receives on each payday during the Offering
     Period.

          6.2 All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          6.3 A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new Subscription Agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new Subscription
     Agreement unless the Company elects to process a given change in participation more quickly. A participant's Subscription Agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          6.4 Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section
     10 hereof.

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          6.5 At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's Compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     Section 7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common
Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the
Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3.2 and 13 hereof.
Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     Section 8. Exercise of Option.

          8.1 Unless a participant withdraws from the Plan as provided in
     Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

          8.2 If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed: (i)
     the number of shares of Common Stock that were available for sale under the
     Plan on the Enrollment Date of the applicable Offering Period; or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion: (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering
     Periods then in effect; or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment
     Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all

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     participants exercising options to purchase Common Stock on such Exercise
     Date, and terminate any or all Offering Periods then in effect pursuant to
     Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Enrollment Date.

     Section 9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     Section 10. Withdrawal.

          10.1 A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the
     Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an
     Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the
     Company a new Subscription Agreement.

          10.2 A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering
     Periods which commence after the termination of the Offering Period from which the participant withdraws.

     Section 11. Termination of Employment. Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     Section 12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     Section 13. Stock.

          13.1 Subject to adjustment upon changes in capitalization of the
     Company as provided in Section 19 hereof, the maximum number of shares of the Company's

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     Common Stock which shall be made available for sale under the Plan shall be two hundred thousand (200,000) shares.

          13.2 The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          13.3 Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse jointly with the right or survivorship.

     Section 14. Administration. The Board or the Committee, as determined in the sole discretion of the Board, shall administer the Plan. The Board or the
Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

     Section 15. Designation of Beneficiary.

          15.1 A participant, in its Subscription Agreement, may designate a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          15.2 Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

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     Section 16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     Section 17. Use of Funds. All payroll deductions received or held by the
Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     Section 18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating
Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     Section 19. Adjustments Upon Changes in Capitalization, Dissolution,
Liquidation, Merger or Asset Sale.

          19.1 Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the
     Common Stock, or any other increase or decrease in the number of shares of
     Common Stock effected without receipt of consideration by the Company;
     provided, however, that conversion of any convertible securities of the
     Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.
     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          19.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New
     Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New
     Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless

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     prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          19.3 Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the
     Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any
     Offering Periods then in progress shall be shortened by setting a new
     Exercise Date (the "New Exercise Date") upon which the Offering Period then in progress shall end. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New
     Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in
     Section 10 hereof.

     Section 20. Amendment or Termination.

          20.1 The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any
     Exercise Date if the Board determines that the termination of the Offering
     Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          20.2 Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the
     Board (or its Committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its
     Committee) determines in its sole discretion advisable which are consistent with the Plan.

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          20.3 In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the
     Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

               20.3.1 altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in
          Purchase Price;

               20.3.2 shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

               20.3.3 allocating shares.

     Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

     Section 21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the
Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     Section 22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10)
years unless sooner terminated under Section 20 hereof.

     Section 23. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

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                                    EXHIBIT A

                          BIOMIMETIC THERAPEUTICS, INC.

                        2005 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

              Original Application Enrollment Date: ______________

__________ Change in Payroll Deduction Rate

__________ Change of Beneficiary(ies)

     1. I hereby elect to participate in the BioMimetic Therapeutics, Inc. 2005
Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this
Subscription Agreement and the Employee Stock Purchase Plan.

     2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (FROM 1 TO _____%) during the
Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

     3. I understand that these payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

     4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.

     5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse
only):_______________________.

     6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering
Period during which I purchased such shares) or one year after the Exercise
Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the amount I received in such disposition over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for
Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of: (l) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares; or (2) the excess of the fair market value of the shares at the time the Enrollment Date
(the first day of the Offering Period during which I purchased such shares) over the purchase price which I paid for the shares. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

     7. I hereby agree to be bound by the terms of the Employee Stock Purchase
Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

     8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee
Stock Purchase Plan:

NAME: (Please print)

_____________________________
(First) (Middle) (Last)

Relationship _______________________________

(Address)

_________________________________

_________________________________

_________________________________

Employee's Social Security Number: _______________________________

Employee's Address:

_________________________________

_________________________________

_________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT
SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated: ________________                       ----------------------------------
                                              Signature of Employee

Dated: ________________                       ----------------------------------
                                              Spouse's Signature (If beneficiary
                                              is other than spouse)

                                        2

                                    EXHIBIT B

                          BIOMIMETIC THERAPEUTICS, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

     The undersigned participant in the Offering Period of the BioMimetic
Therapeutics, Inc. 2005 Employee Stock Purchase Plan which began on __________,
200__ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering
Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new
Subscription Agreement.

Name and Address of Participant: _______________________________

                                 _______________________________

                                 _______________________________

Signature:
           ------------------------------

Date:
      -----------------------------------